SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2004 deltathree, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      000-28063               13-4006766
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                       75 Broad Street, New York, NY 10004
              (Address of principal executive office and zip code)


               Registrant's telephone number, including area code:
                                 (212) 500-4850

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                                EXPLANATORY NOTE

         This amendment to Form 8-K replaces the amendment to Form 8-K filed by the Registrant on March 5, 2004. This amendment to the Form 8-K is being furnished herewith for the purpose of correcting an error in Exhibit 99.1, the Registrant's press release announcing 2003 fourth quarter and full year financial results, furnished by the Registrant under Item 12. The seventh paragraph, first sentence of the press release should read "deltathree's cash usage in the fourth quarter of 2003 was a better than forecasted $371,000, down from approximately $578,000 in the sequential third quarter of 2003," rather than "deltathree's cash usage in the fourth quarter of 2003 was a better than forecasted $371,000, down from approximately $800,000 in the sequential third quarter of 2003." No other changes are being made in the press release or the tables by this amendment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                     Exhibit No     Exhibit Description
                     ----------     -------------------
                     99.1           Corrected Press Release dated March 4, 2004

Item 12. Results of Operations and Financial Condition.

         This information set forth under "Item 12. Results of Operations and Financial Condition" is intended to be furnished pursuant to Item 12. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached as Exhibit 99.1 is a copy of a press release of deltathree, Inc. ("deltathree"), dated March 4, 2004, reporting deltathree's financial results for the fourth quarter and full fiscal year of 2003. In the earnings release, deltathree used certain non-GAAP financial measures. Reconciliations of these measures to the comparable GAAP financial measures are contained in the attached earnings release. Disclosure regarding definitions of these measures used by deltathree and why deltathree's management believes the measures provide useful information to investors is also included in this press release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  DELTATHREE, INC.

                                                  By:  /s/ Paul C. White
                                                      --------------------------
                                                  Name: Paul C. White
                                                  Title: Chief Financial Officer


Date: March 4, 2004


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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1           Corrected Press Release, dated March 4, 2004.


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